Exhibit 10.12

Credit Card Facility Agreement

Date: April 15, 2026

Parties: Cardholder / Lender: Michael Hill

Authorized User: Christopher Davenport

Company: Sugar Auto Parts, Inc.

Michael Hill (“Cardholder”) hereby authorizes Christopher Davenport (“Authorized User”) to use his personal Visa credit card (Last 4 Digits: [Redacted pursuant to Item 601(a)(6) of Regulation S-K]) on behalf of Sugar Auto Parts, Inc. (“Company”) for legitimate business expenses for a period of six (6) months, commencing on April 15, 2026 and ending on October 15, 2026.

2. Credit Facility Terms

•Credit Limit: The outstanding balance on the card must never exceed $15,000 at any time.

•Term: Six (6) months.

Repayment Requirements:

•The Company must make the minimum monthly payment required by the credit card issuer on any outstanding balance during the six-month period.

•At the end of the six-month period (October 15, 2026), the Company shall pay the entire outstanding balance in full.

3. Monthly Fee / Interest

Every month, based on the closing statement, the Company shall pay Michael Hill:

•10% of the outstanding balance if the account is in good standing, or

•15% of the outstanding balance if the account is in Default.

This payment is due within 10 days of the credit card closing statement date.

4. Stock Inducement

As additional consideration for providing this credit facility, the Company agrees to issue to Michael Hill 1,500,000 shares of ALDS common stock upon execution of this Agreement.

In the event the Company defaults under this Agreement, the Company shall immediately issue an additional 1,500,000 shares of APPlife Digital Solutions Inc. (ALDS) common stock to Michael Hill.

5. Default

The Company shall be in Default under this Agreement if any of the following occurs:

•Failure to make the required minimum monthly payment to the credit card issuer;

•The outstanding balance exceeds the $15,000 credit limit at any time;

•Failure to pay the entire outstanding balance in full by October 15, 2026;

•Failure to pay the monthly 10% (or 15% if in Default) fee to Michael Hill when due.

Upon Default:

•The Company shall continue to be obligated to make the minimum monthly payments on the credit card as required by the issuer.

•The monthly fee payable to Michael Hill shall increase to 15% of the outstanding balance.

•The Company shall immediately issue the additional 1,500,000 of APPlife Digital Solutions Inc (ALDS) shares to Michael Hill.

•The Company shall be responsible for all costs of collection incurred by Michael Hill, including reasonable attorneys’ fees.

6. Authorized Use

The card may only be used for legitimate business expenses of Sugar Auto Parts, Inc., including but not limited to:

•Travel & Accommodation (flights, hotels)

•Office supplies

•Software subscriptions and online services

•Payments to vendors and suppliers

Personal use is strictly prohibited.

7. Responsibilities of the Authorized User and Company

The Authorized User and/or Company agrees to:

•Submit itemized receipts for every transaction to the Company’s accounting department within 7 business days.

•Clearly categorize each expense.

•Provide monthly reporting to Michael Hill upon each credit card cycle close.

•Immediately report any lost or stolen card to Michael Hill and the credit card issuer.

•Ensure the outstanding balance never exceeds $15,000.

8. Misuse and Revocation

Any unauthorized use, personal purchases, or repeated failure to provide receipts or reports may result in immediate revocation of usage privileges, in addition to constituting a Default under this Agreement.

9. Acknowledgement and Signatures

By signing below, the parties acknowledge and agree to all terms and conditions of this Credit Card Facility Agreement.

Cardholder (Lender):

Michael Hill

Signature: /s/ Michael Hill

Date: April 23, 2026

Authorized User:

Christopher Davenport

Signature: /s/ Christopher Davenport

Date: April 23, 2026

Company:

Sugar Auto Parts, Inc.

By: /s/ Christopher Davenport

Name: Christopher Davenport   Date: April 23, 2026

APPlife Digital Solutions, Inc.

By: /s/ Barrett Evans

Name: Barrett Evans   Date: April 23, 2026